UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 3, 2009, Helix Energy Solutions Group, Inc. (“Helix ESG”) representatives of Helix ESG will make a presentation at the Jeffries Energy Summit in New York, New York.  The presentation materials to be delivered at the conference are attached hereto as Exhibit 99.1 and incorporated by reference herein. The presentation materials will also be posted beginning at 4:00 p.m. (CST) on December 2, 2009 in the Presentations section under Investor Relations of Helix’s website, www.helixesg.com.

On November 30, 2009, Helix ESG issued a press release announcing new deepwater oil and gas discoveries in the Gulf of Mexico. Attached hereto as Exhibit 99.2, and incorporated by reference herein, is the press release.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Number                      Description
----------                      --------------

99.1	Jeffries Energy Summit Presentation.

99.2	Press release announcing Helix ESG’s Gulf of Mexico Discoveries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           December 2, 2009

    HELIX ENERGY SOLUTIONS GROUP, INC.

    By:              /s/ Anthony Tripodo
Anthony Tripodo
        Executive Vice President and
                             Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Jeffries Energy Summit Presentation

99.2	Press release announcing Helix ESG’s Gulf of Mexico Discoveries.